Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2022 (unaudited)

	Shares	Value (000)
COMMON STOCKS (87.7%)
Banks (21.3%)
China Construction Bank Corp., Class A	17,542,911	$13,637
China Merchants Bank Co., Ltd., Class A	4,930,308	23,311
Industrial & Commercial Bank of China Ltd., Class A	41,790,697	25,610
Postal Savings Bank of China Co. Ltd.	23,444,900	14,699
		77,257
Beverages (8.0%)
Kweichow Moutai Co., Ltd., Class A	110,649	29,121

Construction & Engineering (2.0%)
China State Construction Engineering Corp., Ltd., Class A	10,073,840	7,289

Electrical Equipment (2.7%)
NARI Technology Co., Ltd., Class A	2,808,045	9,793

Entertainment (2.2%)
Mango Excellent Media Co. Ltd., Class A	2,264,400	7,932

Food Products (5.6%)
Fu Jian Anjoy Foods Co. Ltd., Class A	860,725	18,777
Toly Bread Co., Ltd., Class A	758,075	1,423
		20,200
Health Care Equipment & Supplies (4.6%)
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	394,695	16,602

Household Durables (10.6%)
Gree Electric Appliances, Inc. of Zhuhai, Class A	4,630,546	21,135
Midea Group Co., Ltd., Class A	2,516,846	17,448
		38,583
Independent Power Producers & Energy Traders (5.0%)
China Yangtze Power Co., Ltd., Class A	5,698,414	18,240

Insurance (3.2%)
Ping An Insurance Group Co. of China Ltd., Class A	2,013,763	11,757

Life Sciences Tools & Services (2.4%)
WuXi AppTec Co. Ltd., Class A	884,740	8,875

Machinery (5.5%)
Jiangsu Hengli Hydraulic Co., Ltd., Class A	1,462,292	9,292
Leader Harmonious Drive Systems Co. Ltd., Class A	342,009	6,731
Yijiahe Technology Co. Ltd.	664,830	3,754
		19,777
Personal Products (5.3%)
Proya Cosmetics Co. Ltd., Class A	615,773	14,122
Yunnan Botanee Bio-Technology Group Co Ltd., Class A	217,087	5,259
		19,381
Real Estate Management & Development (1.1%)
China Vanke Co. Ltd., Class A	1,587,900	3,988

Morgan Stanley China A Share Fund, Inc.

Portfolio of Investments

Third Quarter Report

September 30, 2022 (unaudited)(cont’d)

Semiconductors & Semiconductor Equipment (2.9%)
LONGi Green Energy Technology Co. Ltd., Class A	1,541,000	10,339

Specialty Retail (5.3%)
China Tourism Group Duty Free Corp., Ltd., Class A	702,628	19,414
TOTAL COMMON STOCKS (COST $420,185)		318,548

SHORT-TERM INVESTMENT (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (a) (Cost $3,617)	3,616,603	3,617
TOTAL INVESTMENTS (88.7%) (Cost $423,802) (b)(c)(d)		322,165
OTHER ASSETS IN EXCESS OF LIABILITIES (11.3%)		41,173
NET ASSETS (100.0%)		$363,338

(a)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the nine months ended September 30, 2022, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.
(b)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2022, the Fund did not engage in any cross-trade transactions.
(c)	The approximate fair value and percentage of net assets, $318,548,000 and 87.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Statements.
(d)	At September 30, 2022, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $6,768,000 and the aggregate gross unrealized depreciation is approximately $108,405,000, resulting in net unrealized depreciation of approximately $101,637,000.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	24.0%
Other*	19.7
Household Durables	12.0
Beverages	9.0
Food Products	6.3
Machinery	6.1
Specialty Retail	6.0
Personal Products	6.0
Independent Power Producers & Energy Traders	5.7
Health Care Equipment & Supplies	5.2
Total Investments	100.0%

*    Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley China A Share Fund, Inc.

Notes to the Portfolio of Investments ▪ September 30, 2022 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$77,257	$—	$77,257
Beverages	—	29,121	—	29,121
Construction & Engineering	—	7,289	—	7,289
Electrical Equipment	—	9,793	—	9,793
Entertainment	—	7,932	—	7,932
Food Products	—	20,200	—	20,200
Health Care Equipment & Supplies	—	16,602	—	16,602
Household Durables	—	38,583	—	38,583
Independent Power Producers & Energy Traders	—	18,240	—	18,240
Insurance	—	11,757	—	11,757
Life Sciences Tools & Services	—	8,875	—	8,875
Machinery	—	19,777	—	19,777
Personal Products	—	19,381	—	19,381
Real Estate Management & Development	—	3,988	—	3,988
Semiconductors & Semiconductor Equipment	—	10,339	—	10,339
Specialty Retail	—	19,414	—	19,414
Total Common Stocks	—	318,548	—	318,548
Short-Term Investment
Investment Company	3,617	—	—	3,617
Total Assets	$3,617	$318,548	$—	$322,165

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.